SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to ss. 240.14a-12


                            Golden Enterprises, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1)   Title of each class of securities to which transaction applies:

    2)   Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4)   Proposed maximum aggregate value of transaction:

    5)   Total fee paid:

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:

    2)   Form, Schedule or Registration Statement No.:

    3)   Filing Party:

    4)   Date Filed:

                            GOLDEN ENTERPRISES, INC.
                             One Golden Flake Drive
                           Birmingham, Alabama  35205



                            NOTICE OF ANNUAL MEETING

     Notice Is Hereby Given that the Annual Meeting of the Stockholders of Golden Enterprises, Inc., (the "Company") a Delaware Corporation, will be held at the general offices of the Company, at One Golden Flake Drive, Birmingham, Alabama on September 22, 2010, at 11:00 A.M., Birmingham time, for the following purposes:

     1.  To  elect  a  Board  of  Directors.

     2. To transact such other business as may properly come before the meeting.

     Stockholders of record at the close of business on July 30, 2010, are entitled to notice of and to vote at the meeting. All Stockholders are cordially invited to attend the meeting.

                                       By  Order of  the  Board  of  Directors

                                       Mark  W. McCutcheon
                                       Chairman

Birmingham,  Alabama
September  1,  2010



     HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES MUST BE PRESENT EITHER IN PERSON OR BY PROXY IN ORDER TO HOLD THE MEETING. TO INSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE. IF YOU ARE ABLE TO ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES PERSONALLY AT ANY TIME BEFORE THE PROXY IS EXERCISED.

                                PROXY STATEMENT

                                    GENERAL

     The annual meeting of the stockholders of Golden Enterprises, Inc. (the "Company") will be held at the general offices of the Company, at One Golden Flake Drive, Birmingham, Alabama on September 22, 2010, at 11:00 A.M. All holders of record of common stock as of July 30, 2010, will be entitled to vote at the meeting and any adjournment thereof.

     The purpose of this proxy solicitation is to enable those stockholders who will be unable to personally attend the meeting to vote their stock.

     Important Notice Regarding Availability of Proxy Materials for Shareholder Meeting to be Held on September 22, 2010: This Proxy Statement, Proxy Card, the Annual Report to Stockholders and Form 10-K are available on line at www.goldenflake.com/financial.html.


                        PERSONS MAKING THE SOLICITATION

     This proxy is solicited on behalf of the Board of Directors of Golden Enterprises, Inc. The cost of solicitation will be paid by the Company and will include reimbursement paid to brokerage firms and others for their expenses in forwarding solicitation material regarding the meeting to beneficial owners. In addition to solicitation by mail, officers and regular employees of the Company may solicit proxies by telephone, email, or personal interview at no additional compensation.

                       SECURITY HOLDERS ENTITLED TO VOTE

     Holders of shares of common stock of the Company of record at the close of business on July 30, 2010, will be entitled to vote at the Annual Meeting and at any and all adjournments thereof. Each share of common stock entitles its owner to one vote. The number of shares of common stock of the Company (exclusive of treasury shares) outstanding at the close of business on July 30, 2010 was 11,734,632 shares.

     Stockholders who execute proxies retain the right to revoke them at any time before they are voted. If the enclosed proxy is properly signed and returned to the Company and not so revoked, the shares represented thereby will be voted in accordance with its terms.

     If your shares are held in street name (which means they are held of record by a broker), you must instruct your broker how to vote the shares, or your shares will not be voted on any proposal for which the broker does not have discretionary authority to vote. Due to a recent change in the rules governing brokers, they no longer have discretionary authority to vote for the election of Directors without instructions from the beneficial owner. Accordingly, if your shares are held in street name, it is particularly important that you instruct your broker how you wish to vote your shares for the election of Directors at the Annual Meeting.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

At July 30, 2010, SYB, Inc. and the Estate of Sloan Y. Bashinsky, Sr., deceased, were the only persons known by the Company who beneficially owned more than 5% of the outstanding voting securities of the Company. The following table sets forth the number of shares of common stock of the Company beneficially owned by these persons.

                                                   Amount and Nature of
                                                 Beneficial Ownership (1)
     Name and Address of                         ------------------------      Percent of
     Beneficial Owner                               Direct     Indirect          Class
     -----------------                              ------     --------          -----
     SYB, Inc.
     3432 Briarcliff Road East                   5,283,128        -0-             45.0%
     Birmingham, Alabama 35223



     The Estate of Sloan Y. Bashinsky, Sr.       1,014,500        -0-              8.6%
     2117 Second Avenue N.
     Birmingham, Alabama 35203 (2)

__________________
(1) An indirect beneficial owner as this term is interpreted by the Securities and Exchange Commission (SEC) includes any person who has or shares the (1) voting power which includes the power to vote or to direct the voting of such security, and/or (2) investment power which includes the power to dispose, or to direct the disposition of such security.

(2) On August 9, 2010, pursuant to the terms of the Last Will and Testament of Sloan Y. Bashinsky, Sr., the Estate distributed 414,221 shares of Company stock to Joann F. Bashinsky and 600,279 shares of Company stock to the Marital Testamentary Trust. The Marital Testamentary Trust owns 5.1% of the Company stock after the transfer

Security Ownership of Management

     The following table shows the shares of common stock of Golden Enterprises, Inc., beneficially owned, directly or indirectly, by each Director and Nominee for Director and all Directors and Officers of the Company as a group at July 30, 2010:

                                                 Amount and Nature of
                                               Beneficial Ownership (1)
                                               ------------------------         Percent of
                     Name                      Direct         Indirect            Class
                     ----                      ------         --------            -----
          J. Wallace Nall, Jr.                     -0-         196,000  (2) (5)     1.7%
          F. Wayne Pate                        141,993              32  (2) (6)     1.2%
          Edward R. Pascoe                      25,000             -0-                *
          John P. McKleroy, Jr. (a) (b) (c)     40,000  (3)        -0-  (2)           *
          John S. P. Samford                     1,666             -0-                *
          Joann F. Bashinsky (d) (e)            12,704             -0-  (2)           *
          Mark W. McCutcheon                     4,455             -0-  (2) (4)       *
          William B. Morton, Jr.                   -0-             -0-                *
          John S. Stein, III                       -0-             -0-                *
          Randy Bates                            4,634             -0-  (2)           *
          David Jones                              996             -0-  (2)           *
          Patty Townsend                           -0-             -0-  (2) (4)       *

          All Directors and
          Officers as a group                  231,448         196,032             3.64%

__________________
*Less than one percent of class

(1) An indirect beneficial owner as this term is interpreted by the Securities and Exchange Commission (SEC) includes any person who has or shares the (1) voting power which includes the power to vote or to direct the voting of such security, and/or (2) investment power which includes the power to dispose of, or to direct the disposition of, such security.

(2) Each designated director is a member of the Voting Committee created under the Will and Marital Testamentary Trust and under the SYB, Inc. Common Stock Trust of Sloan Y. Bashinsky, Sr. ("Bashinsky"). As a member of the Voting Committee, each designated director participates in the vote of the shares of common stock of the Company owned by SYB, Inc. (5,283,128 shares) and by the Estate/Marital Testamentary Trust of Mr. Bashinsky (1,014,500 shares). Patty Townsend, an officer of the Company, is also a member of the Voting Committee. The decision of the majority of the members of the Voting Committee governs how the stock is voted. The members of the Voting Committee do not possess and specifically disclaim any beneficial ownership of the shares owned by SYB, Inc. and the Estate/Marital Testamentary Trust of Bashinsky.

(3) Includes 33,490 shares held by a 401(k) profit sharing plan and personal IRA account for the benefit of John P. McKleroy, Jr.

(4) Does not include any portion of 571,033 shares of common stock of the Company which are owned by New York Life Insurance Company, as Trustee of the Golden Enterprises, Inc. and subsidiaries Employee Stock Ownership Plan. Mark W. McCutcheon and Patty Townsend are members of the Plan's administrative committee and exercise the voting power of the shares and each disclaims any beneficial ownership of such shares with the exception of the following shares which are vested in their respective accounts as an employee-participant under the Plan:
McCutcheon  3,441  and  Townsend  800.

(5) Shares owned by Nall Development Corporation, a corporation of which J. Wallace Nall, Jr. is a Director and President. For SEC reporting purposes, Mr. Nall is deemed the beneficial owner of such shares. Except for SEC reporting purposes, Mr. Nall disclaims beneficial ownership of such shares.

(6)  Includes  32  shares  owned  by  the  wife  of  F.  Wayne  Pate.

(a)  Mr.  McKleroy is a Director and Secretary of SYB, Inc. which owns 5,283,128
     shares   of  the  Company's  stock.  Mr.  McKleroy  does  not possess  and specifically disclaims  any  beneficial  ownership  of  these  shares.

(b) Mr. McKleroy is a Director and officer of the Bashinsky Foundation, Inc., which owns 400,544 shares of the Company's stock. Mr. McKleroy does not possess and specifically disclaims any beneficial ownership of these shares.

(c) Mr. McKleroy is designated under the Will of Sloan Y. Bashinsky, Sr., deceased, as a Co-Personal Representative/Co-Trustee of his Estate and Marital Testamentary Trust. The Estate and Marital Testamentary Trust own 1,014,500 shares of the Company stock. Mr. McKleroy does not possess and specifically disclaims any beneficial ownership of these shares.

(d) Mrs. Bashinsky is a Director, Chairman and CEO of SYB, Inc., which owns 5,283,128 shares of the Company's stock. Mrs. Bashinsky does not possess and specifically disclaims any beneficial ownership of these shares.

(e) Mrs. Bashinsky is a Director, Chairman and CEO of the Bashinsky Foundation, Inc., which owns 400,544 shares of the Company's stock. Mrs. Bashinsky does not possess and specifically disclaims any beneficial ownership of these shares.

Each Director has the sole voting and investment power of the shares directly owned by him/her.

Voting  Control
---------------

     Sloan Y. Bashinsky, Sr. died on August 2, 2005. At the time of Mr. Bashinsky's death, he beneficially owned 6,698,172 shares of common stock of the Company which constituted voting control of the Company. The stock beneficially owned by Mr. Bashinsky was registered in and held by the following entities:

     SYB, Inc.                                    5,283,128 shares

     SYB, Inc. as Trustee                         1,000,000 shares
     of the Sloan Y. Bashinsky,
     Sr. Trust dated February 16, 1982

     Bashinsky Foundation, Inc.                     400,544 shares

     Sloan Y. Bashinsky, Sr.                         14,500 shares

     As a result of Mr. Bashinsky's death, and the probate of his will on August 12, 2005, the 1,000,000 shares held in SYB, Inc. as Trustee and the 14,500 shares held in his name passed to his Estate/Marital Testamentary Trust created under his Will. On August 9, 2010, the Personal Representatives of Mr. Bashinsky's Estate distributed 414,221 shares of Company stock to Joann F. Bashinsky and 600,279 shares of Company stock to the Marital Testamentary Trust pursuant to the terms of the Will. SYB, Inc. continues to own the 5,283,128 shares and the Bashinsky Foundation, Inc. continues to own the 400,544 shares.

     Joann F. Bashinsky and John P. McKleroy, Jr., Directors of the Company, each serves as a Director and officer of Bashinsky Foundation, Inc. The stock of the Company owned by Bashinsky Foundation, Inc. is voted by its board of directors and is not subject to the Voting Committee, as described below.

      Joann F. Bashinsky and John P. McKleroy, Jr., Directors of the Company, each serves as a director and officer of SYB, Inc. The voting stock of SYB, Inc. is vested in the SYB, Inc. Common Stock Trust and John P. McKleroy, Jr. serves as a Co-Trustee of this Trust.

     John P. McKleroy, Jr. is designated under Mr. Bashinsky's Will as Co-Personal Representative of his Estate and as Co-Trustee of his Marital Testamentary Trust ("Marital Testamentary Trust").(1)

(1) John S. Stein, Jr., previous Chairman of the Board, who resigned/retired from the Board on July 22, 2010, is also a Co-Personal Representative of the Estate and Co-Trustee of the Marital Testamentary Trust.

     Mr. Bashinsky's Will and the SYB, Inc. Common Stock Trust provide that shares of the Company held by SYB, Inc. and his Estate/Marital Testamentary Trust, along with the voting shares of SYB, Inc. shall be voted by a committee made up of members of the Board of Directors of Golden Enterprises, Inc. and one member designated by his Estate Personal Representatives/Trustees ("Voting Committee"). Consequently, as of the date of this Proxy Statement, the 5,283,128 shares of the Company stock held by SYB, Inc. and the 600,279 shares of the Company stock held by Mr. Bashinsky's Marital Testamentary Trust, all of which constitute a majority of the stock of the Company, are voted by the Voting
Committee. The Voting Committee presently consists of J. Wallace Nall Jr., F. Wayne Pate, John P. McKleroy, Jr., Joann F. Bashinsky, Mark W. McCutcheon, Paul
R. Bates and David A. Jones all directors of the Company, along with Patty Townsend, an officer of the Company. The decision of a majority of the members of the Voting Committee governs how the stock is voted.

     The Voting Committee will continue to vote the Company stock owned by SYB, Inc. (5,283,128 shares) and by the Martial Testamentary Trust (600,279 shares), respectively, until the SYB, Inc. Common Stock Trust and the Testamentary Trust terminate. The Testamentary Trust will terminate upon the death of Joann F. Bashinsky and the SYB, Inc. Common Stock Trust will terminate upon the earliest to occur of the following dates: (i) in the event the Company should be sold, five (5) years from the date of the sale of the Company, or (ii) December 31, 2020.

     Upon termination of the SYB, Inc. Common Stock Trust, the assets of the Trust will be distributed generally to Sloan Y. Bashinsky, Sr.'s descendants and control of the Company stock held by SYB, Inc. (5,283,128 shares) will transfer to these trust beneficiaries and the Voting Committee will cease to vote these shares. Upon termination of the Testamentary Trust, the Company stock held by the Testamentary Trust will transfer to various charitable organizations and the Voting Committee will cease to vote these shares.

     Due to the transfer of shares of Golden Enterprises stock held by the Estate of Sloan Y. Bashinsky, Sr. to the Marital Testamentary Trust created by the Last Will and Testament of Sloan Y. Bashinsky, Sr. and Joann F. Bashinsky on August 9, 2010, SYB, Inc., the SYB, Inc. Common Stock Trust, the Voting Committee and Mrs. Bashinsky have filed an amended Schedule 13D and the Company remains classified as a "controlled company." SYB, Inc., the Martial Testamentary Trust and Joann F. Bashinsky as a group own 53.8% of the common stock of the Company.

                             ELECTION OF DIRECTORS

     At the Annual Meeting, eleven Directors are to be elected, each to hold office until the next Annual Meeting of Stockholders, or until a successor has been elected and qualified. All nominees are presently members of the Board of Directors. Seven of the nominees were elected to the Board by vote of the stockholders at the last annual meeting and four nominees were elected by the Board of Directors on July 22, 2010. At the July 22, 2010 meeting, two of the nominees John S. Stein, III and William B. Morton, Jr. were elected to fill the vacancies on the Board created by the resignations/retirements of John S. Stein, Jr. and James I. Rotenstreich who resigned on that date. Additionally, the Board expanded the number of Directors from nine to eleven and Paul R. Bates and David A. Jones were elected to fill these new vacancies. The Board determined that it was in the best interest of the Company and its shareholders to expand the Board so that qualified independent and key non-independent Directors would be added to the Board.

     Shares represented by your proxy will be voted in accordance with your direction as to the election as directors of the persons hereinafter listed as nominees. In the absence of clear direction, otherwise the shares represented by your proxy will be voted FOR such election. Should any of the persons listed as nominees become unavailable as a nominee for election, it is intended that the shares represented by your proxy will be voted for the balance of those named and for a substitute nominee or nominees proposed by the Board of Directors unless the Board reduces the number of directors, but the Board knows of no reason to anticipate that this will occur. Proxies can not be voted for a greater number of persons than the number of nominees named.

     The Board has established certain attributes that it seeks in identifying candidates/nominees for Director. In particular, the Board desires individuals who have very high integrity, business and financial experience and deep, genuine interests in the Company. In considering candidates for Director, the Board considers the entirety of each candidate's credentials in the context of these attributes. In the judgment of the Company's Board as a whole, each of the following nominees possesses such attributes.

     The following table shows the names of the nominees for election as directors, their respective ages as of July 30, 2010, the principal occupation, business experience, other directorships held by such nominees, qualifications and skills considered by the Board and the period during which such nominees have served as directors of the Company.

                                              Principal Occupation
                                              Business Experiences                      Director
   Name and Age                             and Other Directorships                      Since
   ------------                             -----------------------                     --------
Mark W. McCutcheon, 55        Mr.  McCutcheon  is  Chairman  of the Board, Chief          1999
                              Executive  Officer,  and  President of the Company
                              and President of Golden Flake Snack Foods, Inc., a
                              wholly-owned  subsidiary  of  the  Company. He has
                              served as President and Chief Executive officer of
                              the  Company  since April 4, 2001 and as President
                              of  Golden  Flake  since  November 1, 1998. He was
                              elected Chairman of the Board on July 22, 2010. He
                              has  been  employed  by  Golden  Flake since 1980.

                              The  Company   benefits   from  Mr.   McCutcheon's
                              experience  with  the Company as President and CEO
                              of  the  Company,  President of Golden Flake Snack
                              Foods,  Inc.  and  his extensive experience in the
                              snack  foods  industry and with the Company, along
                              with  Mr.  McCutcheon's  positive management style
                              and  operation  of  the  Company.

Edward R. Pascoe, 73          Mr.  Pascoe  is  retired  Chairman of the Board of          1971
                              Steel  City  Bolt  &  Screw,  Inc. (formerly Coosa
                              Acquisition,  Inc.)  which,  in 1995, acquired the
                              bolt  and  special  fastener business owned by the
                              Company. He served as President of Steel City Bolt
                              &  Screw,  Inc. and Nall & Associates, Inc., which
                              were  wholly-owned  subsidiaries  of  the Company,
                              from  1972  and  1973,  respectively,  until 1995.

                              Mr.   Pascoe   has  significant  experience  as  a
                              Director  of  the  Company  and Golden Flake Snack
                              Foods,  Inc.  and  the  Company benefits from this
                              experience,  his experience as President of former
                              subsidiaries  of  the  Company  and  Mr.  Pascoe's
                              service  on  the  Audit Committee for seven years.

John P. McKleroy, Jr., 66     Mr.  McKleroy is an attorney and member with Spain          1976
                              &  Gillon,  L.L.C.,  and  general  counsel for the
                              Company. He has practiced law with this firm since
                              1968.

                              The   Company   benefits   from   Mr.   McKleroy's
                              experience  and  expertise  as  an  attorney,  his
                              long-term  representation  and  knowledge  of  the
                              Company  and its subsidiaries and his long service
                              to  the  Company  as  a  Director.

John S. P. Samford, 60        Mr. Samford is President and sole owner of Samford          1984
                              Capital Corporation, an investment holding company
                              which  he  formed  in  1989.

                              Mr.  Samford's  qualifications  and skills include
                              his knowledge and experience with investments, his
                              knowledge   and   ability   to   review  financial
                              information  of public companies, his long service
                              to  the  Company  as a Director and his service on
                              the  Audit  Committee  since  1989.

J. Wallace Nall, Jr., 70      Mr.   Nall   is   President  of  Nall  Development          1991
                              Corporation   and   a   General  Partner  of  Nall
                              Partnership,  Ltd.  He  has  held  these positions
                              since  1981.  Nall  Development  Corporation is an
                              investment  holding  company and Nall Partnership,
                              Ltd.  is  a real estate investment and development
                              company.

                              The Company benefits from Mr. Nall's real estate investment and financial experience, along with Mr. Nall's knowledge of the history of the Company, his long service as a Company Director and Chairperson of the Compensation Committee.

F. Wayne Pate, 75             Mr.  Pate  retired  as President of the Company on          1992
                              May 31, 2000. He served as President from November
                              1,  1998  until  retirement.  He  also  served  as
                              President  of  Golden  Flake  Snack Foods, Inc., a
                              wholly-owned  sub-  sidiary  of  the  Company from
                              September  20,  1991,  to  November  1,  1998.

                              Mr. Pate's knowledge of the Company which he acquired as past President of the Company and Golden Flake Snack Foods, Inc., his over forty years of service as an employee and/or Director of Golden Flake Snack Foods, Inc. and his overall knowledge of the snack food industry are of a great benefit to the Company.

Joann F. Bashinsky, 78        Mrs.  Bashinsky  is Chairman and CEO of SYB, Inc.,          1996
                              an   investment   holding   company,  which  is  a
                              principal  owner  of  the  Company. Mrs. Bashinsky
                              served  as  Vice  President of SYB, Inc. from 1981
                              until  August  8,  2005,  at  which  time  she was
                              elected  Chairman  and  CEO.  Mrs.  Bashinsky also
                              serves   as   Chairman   and   CEO   of  Bashinsky
                              Foundation, Inc., a private charitable foundation.

                              The   Company   benefits   from  Mrs.  Bashinsky's
                              knowledge  of and long service to the Company, her
                              service as a Director of Golden Flake Snack Foods,
                              Inc.,  along  with  the  important  knowledge  she
                              possesses of the Company's operations and history.

John S. Stein III, 45         Mr.   Stein  is  currently  Chairman  and  CEO  of          2010
                              National    Alabama   Corporation,    a    railcar
                              manufacturer  located  in  northwest Alabama. From
                              2001   to   2009,  Mr.  Stein  served  as  CEO  of
                              IntraMicron,    Inc.,   a   technology   research,
                              development  and  deployment  company.  He  is  a
                              founder  and  principal  (since  2001)  of Fidelis
                              Capital,  an  SEC  registered  investment  advisor
                              based  in  Birmingham, Alabama. From 1996 to 1998,
                              Mr.  Stein  co-founded and was Co-Managing Partner
                              of  Petra Capital LLC, a private subordinated debt
                              fund  based  in Nashville providing growth capital
                              to  small  businesses.  Mr. Stein also serves as a
                              member  of  the  Board  of Directors of Wise Metal
                              Group,  LLC, the world's third leading producer of
                              aluminum  can containers for the beverage and food
                              industries.

                              Mr. Stein was nominated to serve as a Director due
                              to   his   business   and   financial  background,
                              experience in the investment banking industry, his
                              expertise and insight as a CEO of other companies,
                              his  current  directorship  experience  and  his
                              knowledge  of  the  Company.

William B. Morton, Jr., 46    Mr.  Morton  is currently CEO and President (since          2010
                              2002)  of  Robins  & Morton, a general contracting
                              company   based   in   Birmingham,   Alabama  with
                              significant    capabilities    in    the    latest
                              construction  technology  and  project  management
                              techniques. He has been with Robins & Morton since
                              1988.  Mr.  Morton  worked  as  a  Field Engineer,
                              Assistant  Superintendent  and  Project Manager on
                              projects  throughout  the country. Mr. Morton also
                              worked  in  various  management  positions  in the
                              company's   home   office  prior  to  being  named
                              President   and  assuming  day-to-day  leadership.

                              Mr. Morton was nominated to serve as a Director due to his business background in working in a number of different management positions, his financial knowledge and the experience and insight he brings to the Company as the CEO and President of a company that operates throughout the United
                              States.

Paul R. Bates, 56             Mr.  Bates,  since  1998,  has served as Executive          2010
                              Vice  President  of Sales and Marketing for Golden
                              Flake  Snack Foods, Inc. He joined Golden Flake in
                              1979  as a route salesperson in Birmingham. He has
                              also  been  a  Divisional  Manager in New Orleans,
                              Region  Manager  in  Nashville, Sales Manager, and
                              Vice  President  of  Sales  for Golden Flake Snack
                              Foods,  Inc.

                              Mr. Bates' long and extensive history with the Company from route salesman to Executive Vice
                              President of Sales and Marketing and Director of Golden Flake Snack Foods, Inc., along with his extensive knowledge of sales and marketing in the snack foods industry is of substantial value and benefit to the Company.


David A. Jones, 58            Mr.  Jones,  since  2002,  has served as Executive          2010
                              Vice  President  of  Operations  for  Golden Flake
                              Snack  Foods,  Inc. He joined Golden Flake in 1984
                              as  a  Department  Manager  of  Corn  and Tortilla
                              Chips.   He  was  the  Manager  of  the  Nashville
                              manufacturing   plant,   Plant   Manager   of  the
                              Birmingham   facility,   and   Vice  President  of
                              Manufacturing  for  Golden Flake Snack Foods, Inc.

                              Mr. Jones has an extensive history with the Company and the manufacturing of the Company's snack foods. Mr. Jones also serves as a Director of Golden Flake Snack Foods, Inc. His knowledge of snack food manufacturing requirements/process and the Company's operations is a great benefit to the Company.

                              CORPORATE GOVERNANCE

Controlled Company

     The Company is deemed a "controlled company" because 53.8% of the Company's stock is owned (directly or indirectly) and/or voted by the control group (as previously described in "Voting Control" on pages 5 and 6) within the meaning of Listing Rule 5615 of the Corporate Governance Standards of the NASDAQ Stock
Market, Inc. ("NASDAQ") on which the Company's shares are traded. Controlled companies are exempt from a number of NASDAQ corporate governance standards, including the requirement to have a majority of independent directors and the requirement to have director nominees selected by a nominating committee comprised of independent directors. Controlled companies are also exempt from the requirement to have the compensation of the company's officers determined by a compensation committee comprised of at least a majority of independent directors.

Director Independence

     The Board has determined that Edward R. Pascoe, John S.P. Samford, John S. Stein, III and William B. Morton, Jr. are qualified as "Independent Directors" within the meaning of the director independence standards of the NASDAQ and the Securities and Exchange Commission ("SEC") under the Exchange Act of 1934. James I. Rotenstreich, who resigned/retired as a Director of the Company on July 22, 2010, had also been classified as an independent director for all of the fiscal year ended May 28, 2010. All other directors serve on the Voting Committee described in "Security Ownership of Management" and would not qualify as Independent Directors.

Meetings of Independent Directors

     The Independent Directors meet in executive sessions (with no management directors or officers present) at least twice each year. The Independent Directors met two times in the fiscal year ending May 28, 2010.

Committees of the Board of Directors

     The Board of Directors has a Compensation Committee, a Stock Option Committee and an Audit Committee. The Board of Directors has no standing Nominating Committee.

     The Compensation Committee reviews the performance of the Executive Officers of the Company and the top executive officer of Golden Flake Snack Foods, Inc., a wholly-owned subsidiary, and recommends to the Board of Directors of the Company the appropriate compensation level and compensation and benefit programs of such officers. The Compensation Committee consists of John S.P.
Samford,  J.  Wallace  Nall,  Jr.,  Joann  F.  Bashinsky and F. Wayne Pate.  The
Compensation Committee met once during fiscal year 2010. Since the Company qualifies under NASDAQ Listing/Corporate Governance Rules as a Controlled Company, the Compensation Committee is not required to meet the independence requirements of the listing standards of NASDAQ and the non-employee director definition of Rule 16b-3 promulgated under Section 16 of the Exchange Act.

     The Stock Option Committee has from time to time determined the key employees of the Company and its subsidiary to whom stock options and stock appreciation rights were granted under the Company's Long Term Incentive Plan. The Stock Option Committee consists of John S.P. Samford, J. Wallace Nall, Jr., Joann F. Bashinsky and F. Wayne Pate. The Stock Option Committee met once during fiscal year 2010.

     The Audit Committee reviews the results of the annual audit and quarterly financial statements, selects and engages the independent accountants, assesses the adequacy of the Company's procedures in connection with financial controls and receives and considers the independent accountants' comments as to internal controls. The Audit Committee acts pursuant to a written charter, which is reviewed annually by the Board of Directors. John S.P. Samford, Chairman, Edward R. Pascoe, William B. Morton, Jr. and John S. Stein, III currently constitute the Audit Committee of the Board of Directors. James I. Rotenstreich, who resigned/retired as a Director of the Company on July 22, 2010, served as Chairman of the Audit Committee until his resignation. The Board of Directors has determined that all of the members of this committee qualify as independent directors under the current requirements of NASDAQ and the SEC. The Board of Directors has further determined that all of the members of this committee qualify as an "audit committee financial expert" under the rules and regulations of the SEC. The Audit Committee met four times during fiscal year 2010. See "REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS".

Meetings of the Board of Directors and Committees

     During the fiscal year ended May 28, 2010, there were four regular meetings of the Board of Directors. The Compensation Committee and the Stock Option Committee met once and the Audit Committee met four times during the fiscal year 2010. All directors attended all of the meetings of the Board and the Committees on which they served.

Compensation of Directors

     During the fiscal year ended May 28, 2010, the Company paid each of its non-employee Directors a retainer of $300 per month and a fee of $2,000 for each regular Board meeting attended. The members of the Compensation Committee were each paid $2,000 for attending the Compensation Committee meeting and the members of the Audit Committee were paid $1,000 for each meeting attended.

Board Member Attendance at Annual Meetings

     It is the policy of Golden Enterprises that each member of the Board shall make a reasonable effort to attend all meetings of the Board, applicable committee meetings and the Company's annual meeting of shareholders. All
Directors  attended  the  Annual  Stockholders  Meeting  held  last  year.

Nomination of Directors

     During the fiscal year ended May 28, 2010, the Company did not have a standing nominating committee. The NASDAQ rules do not require the Company to have a nominating committee since the Company was a "controlled company" pursuant to NASDAQ Listing Rule 5615, in that more than 50% of the voting common stock of the Company was held by SYB, Inc. and the Estate of Sloan Y. Bashinsky, Sr., all of which were affiliated, and such shares are voted by a Voting Committee created under the Will/Testamentary Trust of Sloan Y. Bashinsky, Sr. and under the SYB, Inc. Common Stock Trust. The Voting Committee is currently comprised of J. Wallace Nall, Jr., F. Wayne Pate, John P. McKleroy, Jr., Joann
F. Bashinsky, David A. Jones, Paul R. Bates and Mark W. McCutcheon, all directors of the Company and Patty Townsend, an officer of the Company.

     The Board believes that it is not necessary to have a separate nominating committee in view of the size of the Company, and the fact that the Company was a "controlled company". Nominees for election as a director are determined by the entire Board. The Company believes that the Board is able to fully consider and select appropriate nominees for election to the Board without delegating that responsibility to a committee or adopting formal procedures. Candidates have traditionally been recommended to the Board by one or more of the other Directors, and there is no formal process for identifying or evaluating new Director nominees. Candidates recommended by shareholders will be evaluated in the same manner as candidates recommended by Directors. In nominating Directors, the Board will consider all relevant qualifications, as well as the needs of the Company and compliance with NASDAQ listing standards and SEC rules.

     A shareholder wishing to recommend a candidate for Director should send a letter to Golden Enterprises, Inc., attention of the Secretary, at One Golden Flake Drive, Birmingham, Alabama 35205. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Director Nominee Recommendation." The letter must identify the author as a shareholder and provide a brief summary of the candidate's qualifications, as well as contact information for both the candidate and the shareholder. Candidates should have relevant business and financial experience, and they must be able to read and understand fundamental financial statements. All nominated candidates, if asked to do so, must evidence their willingness to serve as a Director. The Board will make all decisions regarding Board nominees based upon the best interest of the Company and its shareholders.

Communications with the Board

     Shareholders interested in communicating directly with the Board of Directors may do so by writing the Secretary of the Company, at the following address:

     Board of Directors of Golden Enterprises, Inc.
     C/O Corporate Secretary
     One Golden Flake Drive
     Birmingham, Alabama 35205

     All such letters must identify the author as a shareholder. The Secretary of Golden Enterprises, Inc. will review all such communications and forward all appropriate communications to the Board.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section  16(a)  of  the  Securities  Exchange  Act  of  1934  requires that
Directors, certain Executive Officers and beneficial owners of more than ten percent of the stock of the Company file reports of stock ownership and changes in ownership with the Securities and Exchange Commission. These reports consist of Forms 3, Initial Statement of Ownership, 4, Statement of Changes in Beneficial Ownership, and 5, Annual Statement of Changes in Beneficial Ownership. Based upon a review of copies of such reports, or representations that no reports were due to be filed by Directors, Executive Officers or beneficial owners of more than ten percent of the stock of the Company, the Company believes that Section 16(a) filing requirements applicable to its Directors, Executive Officers and beneficial owners of more than ten percent of the stock of the Company were complied with during the fiscal year 2010. However, after fiscal year 2010, except for a Form 5 for David A Jones reporting his purchase of 14.216 shares of stock in May 2010 was untimely filed.

Board of Directors, Duties and Committees

     Directors are expected to devote sufficient time to carrying out their duties and responsibilities effectively. The Board of Directors meets regularly four times each fiscal year to review matters affecting the Company and to act on matters requiring the Board's approval. It also holds special meetings whenever circumstances require and may act by unanimous written consent without a meeting.

     The Company's Board of Directors currently consists of eleven directors (nine during the fiscal year ended May 28, 2010). Mark W. McCutcheon serves as the Chairman of the Board. The Board of Directors met four times during the fiscal year ended May 28, 2010, all of which were regularly scheduled meetings. In the last fiscal year, the Independent Directors met twice in executive sessions. All directors attended 100% of the meetings of the Board and the meetings of the committees on which they served during the fiscal year ended May 28, 2010. The Board has a policy expecting director attendance at all Board and committee meetings and the Company's annual meeting of stockholders.

     The Company's Board has established an Audit Committee, Compensation Committee and Stock Option Committee. The Charter for the Audit Committee is available from the Company. The Compensation Committee has no Charter, but its duties and responsibilities are set forth in corporate minutes adopted by the Board. In addition, the Board may from time to time establish special purpose committees. There were no special purpose committees existing in the last fiscal year.

Board Leadership Structure

     The Board of Directors is led by the Chairman of the Board. This role is currently occupied by Mark W. McCutcheon, who also serves as Chief Executive Officer. The Board of Directors has determined that having Mr. McCutcheon serve as both the Chief Executive Officer and the Chairman of the Board is in the best interest of the Company and its stockholders. The Board believes that this combination is appropriate because, in its opinion, the overseeing of Board functions is integrally related to the Chief Executive Officer's responsibility of day-to-day management of a Company this size and, that due to Mr. McCutcheon's abilities, he is also the best person to handle both duties. The Board of Directors does not however have a formal policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board of Directors believes it is in the best interests of the Company to make the determination regarding how to fulfill these functions based on the position and direction of the Company and the qualifications of the CEO and Board members.

Risk Oversight

     The Board believes that effective risk management and control processes are critical to the Company's ability to manage the challenges that the Company faces. Management is responsible for implementing the Company's risk assessment and management functions and for reporting to the Board on its processes and assessments with respect to the management of risk. The Board, in turn, is responsible for overseeing management's risk functions. The Audit Committee monitors the processes by which management assesses and manages risk. Management meets with, or provides reports to, the Company's Audit Committee at least once per quarter to review the Company's risk profile and other risk topics. In addition, the Chief Financial Officer meets at least quarterly with the Audit
Committee and the full Board to discuss the Company's financial risk, results and financial forecasts. The Compensation Committee and the Board as a whole assess the risks that the Company's overall compensation goals and objectives, as well as any compensation or other programs that are reasonably likely to create a material risk to the Company.

Corporate Governance Documents

     Certain documents relating to corporate governance matters are available on the Company website at www.goldenflake.com. These corporate governance documents include, among others, the following:

        - Charter for the Audit Committee of the Board (which is also attached hereto as Schedule 1);

        -  Code  of  Business  Conduct  and  Ethics;

        -  Complaint  Procedures  for  Accounting  and  Accounting  Matters; and

        -  Disclosure  Controls  and  Procedures.

     Stockholders may also obtain a copy of these documents free of charge by contacting Patty Townsend, Chief Financial Officer, by email at ptownsend@goldenflake.com or by telephone at (205) 323-6161.

Director Independence

     Of the eleven directors currently serving on the Board of Directors, the Board has determined that Messrs Pascoe, Samford, Morton and Stein are "Independent Directors" as defined in the rules of the NASDAQ Stock Market, Inc. (NASDAQ) Listing Rules and the SEC. As a Controlled Company, as previously discussed, the Company is exempt from certain independence requirements of the NASDAQ rules, including the requirement to maintain a majority of Independent Directors on the Board of Directors, an Independent Compensation Committee or a Standing Nominating/Corporate Governance Committee or committees performing similar function.

     All members of the Audit Committee must be Independent Directors as defined by NASDAQ Policies and Practices and U.S. Securities and Exchange Commission. The Company's four Independent Directors serve on the Audit Committee, with Mr. Samford serving as Chairman.

Policies and Practices

     The Company's policies and practices reflect corporate governance initiatives that comply with the listing requirements of NASDAQ and the corporate governance requirements of the Sarbanes-Oxley Act of 2002, including the following:

        -  All  members  of  the  Audit  Committee  are  independent;

        - The Charter of the Audit Committee establishes the Committee's duties and responsibilities;

        - The independent members of the Company's Board of Directors meet regularly ("executive sessions") without the presence of management;

        - The Company has a policy for attendance of Board members at both regular Board and committee meetings and shareholder meetings;

        -  The  Company  has  adopted  a  Code  of  Conduct  and  Ethics;

        - The Company has adopted Disclosure Controls and Procedures which establishes a committee for regular evaluation of internal company disclosure control and procedures;

        - The Company has procedures in place for the anonymous submission to the Audit Committee of employee and third party complaints on accounting, internal accounting controls or auditing matters;

        -  The   Company   has  policies  and  procedures  for  stockholders  to
           communicate  directly  with  the  Board  of  Directors;  and

        - The Audit Committee must review, approve and/or ratify all related party transactions.

                             EXECUTIVE COMPENSATION

The Objectives of the Executive Compensation Program

     The Compensation Committee is responsible for establishing and administering the Company's policies governing the compensation for the Executive Officers. All actions of the Compensation Committee must be approved by the Board of Directors. Because the Company qualifies as a Controlled Company pursuant to the exception of NASDAQ Listing Rule 5615, the Compensation Committee is composed of both independent and non-independent directors. See "Committees of the Board of Directors" above.

     The purpose of the Company's executive compensation program is to attract, retain and motivate qualified executives to manage the business so as to maximize profits and stockholder value. No outside consultants have been used to evaluate or determine compensation. Executive compensation in the aggregate is made up principally of the executive's annual base salary, a bonus based upon operating earnings and Company perquisites or benefits. The Compensation
Committee annually considers and makes recommendations to the Board as to executive compensation including changes in base salary and cash incentive bonuses. Stock options and awards of stock under the Long Term Incentive Plan have been granted from time to time by the Stock Option Committee, which is composed of the same members as the Compensation Committee, however, no new stock options may be granted under the Long Term Incentive Plan. No stock options have been granted in the last nine years.

     Consistent with the above-noted purpose of the executive compensation program, in recommending the aggregate annual compensation of Executive Officers, the Compensation Committee considers the individual contribution and performance of the executive, the Company's overall performance and the total return to stockholders. The Company's executive compensation program focuses on strategic plans, corporate performance measures, and specific corporate goals. The corporate performance measures which the Compensation Committee considers include sales, earnings, return on equity and comparisons of sales and earnings with prior years.

     The Compensation Committee does not rely on any fixed formulae or specific numerical criteria in determining an executive's aggregate compensation. It considers corporate and personal performance criteria and the economic environment, changes in the cost of living, competitive compensation levels and the recommendations of management. The Compensation Committee exercises business judgment based on all of these criteria and the purposes of the executive compensation program.

Base Salary

     The Board of Directors, upon recommendation of the Compensation Committee sets base salaries for the Company's executive officers at levels which the Company believes are fair and reasonable based on the scope of the executive officer's responsibilities, taking into account competitive market compensation paid by other companies for similar positions. With our named executive officers, we set base salaries based on level of responsibility, span of control and experience. Base salaries are reviewed annually, as well as at the time of hire, promotion or changes in responsibility. Base salaries may also be adjusted from time to time to realign salaries with market levels. Base salary changes also impact bonus amounts and actual bonus payouts.

Discretionary Performance-Based Bonus

     The Board of Directors, upon recommendation of the Compensation Committee, has the authority to award performance-based bonuses to our executive officers payable in cash. The Board of Directors, upon recommendation of the Compensation Committee, has utilized a formula adopted at the beginning of the year for determining bonuses, which is based on performance of the Company during the fiscal year. There is no requirement that the Board continue using this formula for the payment of bonuses.

     Performance Measurement

     Annual, performance-based awards are intended to compensate executive officers for achieving Company-wide financial goals and objectives. These objectives generally relate to general profitability factors.

     Generally, performance bonuses are accrued on a quarterly basis and with seventy-five percent (75%) of the accrued amount paid after the end of the each of the first three quarters with the remainder of the final accrued amount paid after the end of the fiscal year when audited annual financial statements are received.

     The formula used for bonuses focuses on net operating profits of the Company to determine the amount of bonuses. The bonuses provide for a percentage bonus on net profits up to a set net profit amount (excluding extraordinary items) and a different, smaller percentage bonus on net profits in excess of the set net profit amount (excluding extraordinary items).

Perquisites and Benefits

     Other than the use of a Company car, the Company generally does not have programs to provide personal perquisites or executive benefits solely to execute officers. The exception is that Mr. McCutcheon, as CEO of the Company, is provided a nonqualified salary continuation plan which is generally payable beginning at retirement, disability or death, Company-provided life insurance, healthcare reimbursement and use of a Company vehicle. Our executive officers are eligible to participate in the same benefit programs as all other employees. These benefits include the following:

  - Medical and dental care plans       - Flexible Spending Accounts for
                                          healthcare and dependent care spending

  - Life accidental death and           - 401(k)
    dismemberment and plan disability
    insurance

  - Paid time off

     Consistent with our compensation philosophy, we intend to maintain our current benefits for our executive officers. However, the Board of Directors in its discretion may revise, amend or add to the executive officers' benefits if it deems it advisable.

Employment Agreements, Severance Benefits and Change in Control Provisions

     The Company has a non-qualified Salary Continuation Plan established for the benefit of the Company's Chief Executive Officer, Mark W. McCutcheon. The Company entered into this Salary Continuation Plan, on May 15, 2002, to ensure the performance of his role in the Company for an extended period of time. In addition, the Company also considered the critical nature of the position and the Company's need to retain him when it committed to establish this plan. The Salary Continuation Plan provides for payments of up to $120,000 per year, as adjusted for inflation, for 15 years following death or retirement at age 65. In the event of disability prior to retirement, the yearly benefit of $120,000 is reduced by any payments of social security disability benefits and long term disability benefits which were funded or provided by the Company. The Salary Continuation Plan may be amended or terminated by the Company's Board of Directors, except that in the event of a change of control in the Company, the Salary Continuation Plan becomes irrevocable. The Plan is funded in part with life insurance on the life of Mr. McCutcheon.

Summary Compensation Table

     The following table sets forth certain information with respect to compensation for the fiscal years 2008, 2009, and 2010 earned by or paid to the Chief Executive Officer, Chief Financial Officer and the other most highly compensated Executive Officers whose total compensation exceeded $100,000.

                                                                             Non-Equity
                                                          Stock   Option   Incentive Plan    All Other
                                     Salary     Bonus    Awards   Awards    Compensation    Compensation     Total
Name and Principal Position   Year     ($)       ($)       ($)      ($)         ($)           ($) (1)         ($)
----------------------------  ----  ---------  --------  -------  -------  --------------   ------------   ---------
Mark W. McCutcheon (a)        2010  $ 257,000  $ 71,801      ---      ---             ---  $      79,859   $ 408,660
  President and               2009  $ 244,000  $ 40,844      ---      ---             ---  $      81,727   $ 366,571
  Chief Executive Officer     2008  $ 234,000  $ 23,168      ---      ---             ---  $      68,842   $ 326,010
  and President
  of Golden Flake
  Snack Foods, Inc.

Randy Bates  (b)              2010  $ 180,000  $ 53,850      ---      ---             ---  $       1,756   $ 235,606
  Executive Vice President    2009  $ 171,000  $ 30,633      ---      ---             ---  $       1,534   $ 203,167
  of Sales, Marketing         2008  $ 164,000  $ 17,376      ---      ---             ---  $       1,483   $ 182,859
  and Transportation
  of Golden Flake Snack
  Foods, Inc.

David Jones  (c)              2010  $ 180,000  $ 53,850      ---      ---             ---  $       1,774   $ 235,624
  Executive Vice President    2009  $ 171,000  $ 30,633      ---      ---             ---  $       1,539   $ 203,172
  of Operations, Human        2008  $ 164,000  $ 17,376      ---      ---             ---  $       1,497   $ 182,873
  Resources and Quality
  Control of Golden Flake
  Snack Foods, Inc.

Patty Townsend  (d)           2010  $ 133,000  $ 46,670      ---      ---             ---  $         532   $ 180,202
  Chief Financial Officer     2009  $ 125,000  $ 26,548      ---      ---             ---  $       1,000   $ 152,548
  Vice President              2008  $ 117,000  $ 14,426      ---      ---             ---  $         936   $ 132,362
  and Secretary

     (1) The compensation represented by the amounts set forth in the All Other Compensation column is detailed in the following table, except as noted:

                             Company          Salary
                          Contributions    Continuation                     Company       Total
                            to 401(k)      Plan Accruals                   Paid Life    All Other
     Name                      ($)              ($)          Perquisites   Insurance   Compensation
     ---------------     ---------------  -----------      ------------  ----------  ------------
     Mark W. McCutcheon  $         1,960  $        57,761  $    19,591  $        547  $   79,859
     Randy Bates         $         1,756              ---          (e)           ---  $    1,756
     David Jones         $         1,774              ---          (e)           ---  $    1,774
     Patty Townsend      $           532              ---          (e)           ---  $      532

     (a) Mark W. McCutcheon has served as President and Chief Executive Officer of the Company since April 4, 2001. He has served as President of Golden Flake Snack Foods, Inc. since November 1, 1998.

     (b) Randy Bates has served as Executive Vice President of Sales, Marketing and Transportation of Golden Flake Snack Foods, Inc. since October 26, 1998.

     (c) David Jones has served as Executive Vice President of Operations, Human Resources and Quality Control of Golden Flake Snack Foods, Inc. since May 20, 2002. He was Vice President of Manufacturing from 1998 to 2002 and Vice President of Operations from 2000 to 2002.

     (d) Patty Townsend has served as Chief Financial Officer, Vice-President and Secretary of the Company since March 1, 2004.

     (e) Total Perquisites for Randy Bates, David Jones and Patty Townsend were less than $10,000 per individual.

Outstanding Equity Awards

     The following table sets forth certain information with respect to outstanding equity awards as of May 28, 2010 with the Executive Officers.



                  Outstanding Equity Awards at Fiscal Year-End

                                 Option Awards
           ----------------------------------------------------------

                               Number of
                              Securities
                              Underlying
                              Unexercised       Option
                                Options        Exercise               Option
Name                        Exercisable (1)    Price (2)          Expiration Date
------------------         -----------------   --------         ------------------
Mark W. McCutcheon               40,000        40,000 @ $3.81       10/15/2011
 CEO
Randy Bates                      29,000        29,000 @ $3.81       10/15/2011
David Jones                      30,000        30,000 @ $3.81       10/15/2011
Patty Townsend                   20,000        20,000 @ $3.81       10/15/2011

(1)  Fully  vested

(2) As of May 28, 2010, the value of the Company's Common Stock was $3.10 per share.

Compensation of Directors

     During the fiscal year ended May 28, 2010, the Company paid each of its non-employee Directors a retainer of $300 per month and a fee of $2,000 for each regular Board meeting attended. The members of the Compensation Committee were each paid $2,000 for attending the Compensation Committee meeting and the members of the Audit Committee were paid $1,000 for each meeting attended.

     The  following  table  provides compensation information for the year ended
May  28,  2010  for  each  of  the  independent  members  of  the  Board.



                                    Total Director Compensation
              Name                              ($)
              ----                  ---------------------------

     Edward R. Pascoe                         $15,600
     John S.P. Samford                        $17,600
     James I. Rotenstreich(1)                 $17,600

(1) Mr. Rotenstreich resigned/retired as a Director of the Company on July 22, 2010.

Indemnification Arrangements

     The Company's Certificate of Incorporation provides that the Company indemnify and hold harmless each of its directors and officers to the fullest extent authorized by the Delaware General Corporation Law, against all expense, liability and loss (including attorney's fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection with services rendered by such directors or officers to or on behalf of the Company.

     The Certificate of Incorporation also provides that a director will not be personally liable to the Company or its stockholders for monetary damages for breach of the fiduciary duty of care as a director. This provision does not eliminate or limit the liability of a director:

     - for breach of his or her duty of loyalty to the Company or to the stockholders;

     - for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

     - under Section 174 of the Delaware General Corporation Law (relating to unlawful payments of dividends or unlawful stock repurchases or redemptions); or

     -    for  any  improper  benefit.

     The Company has executed or will execute with each Director a written Indemnification Agreement which includes the items set forth above.

     The Company maintains Officer and Director's Insurance to protect and for the benefit of Directors.

Notwithstanding the Indemnification arrangements stated above, indemnification for certain liabilities under the Federal Securities Acts may be deemed by the SEC as against public policy and unenforceable.

                       CERTAIN RELATED PARTY TRANSACTIONS

     During the fiscal year ended May 28, 2010, the law firm of Spain & Gillon, L.L.C., of which John P. McKleroy, Jr. is a member, served as General Counsel and performed various legal services for the Company and its subsidiary for which it was paid legal fees of $212,131. The firm will continue to perform legal services for the current fiscal year.

     Golden Flake owned a Cessna Citation II Airplane (the "Airplane") for business use. Joann F. Bashinsky has leased the Airplane for personal use of up to 100 flight hours per year. The lease required monthly payments of $20,000. On April 22, 2010, Golden Flake sold the Airplane and the lease with Mrs.
Bashinsky was terminated. During fiscal year 2010, Mrs. Bashinsky paid lease payments to Golden Flake of $210,000, and also paid all flight crew expenses for flights used under the lease. The lease was structured so that a substantial portion of the costs of ownership, maintenance, and operation of the plane to Golden Flake was offset by the monthly lease payments and payments for the flight crew expenses on flights used under the lease. The lease with Mrs. Bashinsky was for a term of one year and automatically renewed annually on each February 1, unless Golden Flake or Mrs. Bashinsky elected to terminate the same. Golden Flake and Mrs. Bashinsky mutually agreed to terminate the lease upon sale of the Airplane. The use of the plane under the lease was coordinated with Golden Flake so as not to interfere with Golden Flake's business use.

     The Company believes that these transactions were on terms equal to or better than those available from unaffiliated third parties.

     The Audit Committee Charter requires that the Audit Committee review and approve or ratify all related party transactions. Accordingly, the Audit Committee reviewed, approved and ratified the above-described related party transactions.

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee reviews with the independent auditors, the Company's Chief Financial Officer and the Company's general counsel the results of the independent auditor's annual report on the Company's financial statements. The Audit Committee selects and engages the Company's independent auditors and performs such additional functions as are necessary or prudent to fulfill the Committee's duties and responsibilities and reports its recommendations and findings to the full Board of Directors.

     The Board of Directors has adopted a written charter for the Audit Committee, which is reviewed and reassessed for adequacy on an annual basis.

     The Audit Committee has reviewed and discussed the audited financial statements for the year ended May 28, 2010 with management. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 ("SAS 61"). The Audit
Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and has discussed with the independent auditors their independence. The Audit
Committee has also discussed with the management of the Company and the independent auditors, such other matters and received such assurances from them as deemed appropriate by the Audit Committee.

     The Audit Committee has considered whether the provision of the non-audit services performed by Dudley, Hopton-Jones, Sims and Freeman PLLP, as described on Page 23 hereof is compatible with maintaining Dudley, Hopton-Jones, Sims and Freeman PLLP's independence.

The Audit Committee recognizes the importance of maintaining the independence of the Company's independent registered public accountants. Consistent with its Charter, the Audit Committee has evaluated Dudley, Hopton-Jones, Sims & Freeman PLLP's qualifications, performance, and independence, including that of the lead audit partner. In addition, Dudley, Hopton-Jones, Sims & Freeman PLLP has provided the Audit Committee with a letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant's communications with the Audit Committee concerning independence and the Audit Committee has engaged in dialogue with Dudley, Hopton-Jones, Sims & Freeman PLLP about their independence.

     The Audit Committee reviewed, approved and ratified the related party transactions set forth and described in "Certain Transactions" on Page 21 hereof.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on form 10-K for filing with the Securities and Exchange Commission.

     Members of the Audit Committee: John S. P. Samford, Edward R. Pascoe, William B. Morton, Jr. and John S. Stein, III.

                            INDEPENDENT ACCOUNTANTS

     Dudley, Hopton-Jones, Sims & Freeman PLLP, Certified Public Accountants ("Dudley, Hopton-Jones") were selected by the Audit Committee and ratified by the Board of Directors as the independent accountants to audit the Company's financial statements for the fiscal year ended May 28, 2010. Dudley, Hopton-Jones has served as independent auditors to the Company since 1977. Representatives of Dudley, Hopton-Jones will be present at the annual meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

     During the fiscal years ended 2010 and 2009, Dudley, Hopton-Jones provided various audit and non-audit services to the Company and its subsidiary. As part of their services as the Company's auditors, they audited the consolidated financial statements of the Company and its subsidiary, the individual financial statements of the Company and Golden Flake Snack Foods, Inc. and its subsidiary and also reviewed the Company's Annual Report (Form 10-K) for filing with the Securities and Exchange Commission.

Fees billed by Dudley, Hopton-Jones:

     The following table shows information about fees billed to the Company by Dudley, Hopton-Jones.

                                                          FYE 2010   FYE 2009
                                                          --------   --------
Audit Fees (1)                                            $118,240   $135,450
Audit Related Fees (2)                                         -0-        -0-
Tax Fees (3)                                                 41,910     32,000
All Other Fees (4)                                             -0-        -0-
                                                          --------   --------
Total Fees                                                $160,150   $167,450

-------------
(1) Current FYE 2010 audit fees consist of the aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements and for the timely reviews of quarterly financial statements and assistance with the review of documents filed with the SEC.

(2) Audit related fees consist of the aggregate fees billed for audit of the Company's and the Company's subsidiary employee benefit plans.

(3) Tax fees consist of the aggregate fees billed for professional services rendered for tax compliance including tax planning, tax advice, the preparation of tax returns, audit of tax returns, and claims for refunds.

(4) All other fees: Dudley, Hopton-Jones did not provide any other services to the Company than those described above nor were there any other fees billed to the Company than those described above.

     The Audit Committee is required by its policy to pre-approve all services to be rendered by the Company's Independent Auditors prior to performance of such services. Pre-approval of services may be done in one of two ways, specific pre-approval or general pre-approval. With the use of specific pre-approval, the Audit Committee must specifically pre-approve the services that are to be rendered by the Independent Auditors prior to their engagement to render such services. The Audit Committee has elected to implement the specific pre-approved policy and procedure. As a result, all services provided by the Independent Auditors must be specifically pre-approved by the Audit Committee.

     The services of the Independent Auditors described above were specifically pre-approved by the Audit Committee prior to the engagement of the Independent Auditors to render such services.

     The Company has not selected the principal accountants to audit its financial statements for the current fiscal year. It is the Company's policy to select its principal accountants after the preceding year's audit has been completed and the Company has had time to consider the selection.

          Carr, Riggs & Ingram, LLC, Certified Public Accountants were selected by the Audit Committee and ratified by the Board of Directors as the independent accountants to audit the employee benefit plans of the Company and the Company's subsidiary ("Employee Benefit Plans"). In addition, Carr, Riggs & Ingram was also used to handle certain consulting matters for the Company. The Audit Committee specifically pre-approved the use of Carr, Riggs and Ingram to perform audit services for the Employee Benefit Plans for the fiscal year ended May 28, 2010 along with the 2011 fiscal year.

Fees billed by Carr, Riggs & Ingram:

     The following table shows information about fees billed to the Company by Carr, Riggs & Ingram.


                                                          FYE 2010   FYE 2009
                                                          ---------  ---------
Audit Related Fees (1)                                     $19,333    $19,333
All Other Fees (2)                                           6,645     85,970

-------------
(1) Audit related fees consist of the aggregate fees billed for audit of the Company's and the Company's subsidiary employee benefit plans

(2) All other fees: Carr, Riggs & Ingram provided consulting services to the Company other than those described above.

                              FINANCIAL STATEMENTS

     Consolidated Financial Statements of the Company and its subsidiary for the fiscal year ended May 28, 2010 are contained in the 2010 Annual Report to Stockholders which accompanies this Proxy Statement. However, such Report and Financial Statements contained therein are not to be considered a part of this solicitation material since they are not deemed material to the matters to be acted upon at the meeting.

                 STOCKHOLDER PROPOSALS FOR 2011 ANNUAL MEETING

     Any stockholder desiring to submit a proposal to be considered by the Board of Directors for inclusion in the proxy statement and form of proxy relating to next year's Annual Meeting of Stockholders must do so in writing received by the Company on or before June 4, 2011. Any other stockholder proposals for the Company's 2011 Annual Meeting of Stockholders must be received no later than July 23, 2011. The proposals must comply with all applicable statues and regulations. Any such proposals should be submitted to Golden Enterprises, Inc.,
Attention: Patty Townsend, CFO, Vice President & Secretary, One Golden Flake Drive, Birmingham, Alabama 35205.

                           CODE OF CONDUCT AND ETHICS

     Golden Enterprises has adopted a Code of Conduct and Ethics that applies to its directors, officers and employees and to all employees of Golden Flake Snack Foods, Inc. The Code of Conduct and Ethics and any amendments thereto, are available on Golden Flake's website at www.goldenflake.com. Any waiver from the Code of Conduct and Ethics for Directors and Officers also will be made available on Golden Flake's website at www.goldenflake.com.

                                  HOUSEHOLDING

     The SEC's rules permit companies and intermediaries such as brokers to satisfy delivery requirements for Proxy Statements with respect to two or more stockholders sharing the same address by delivering a single Proxy Statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies. Some brokers household Proxy Statements, delivering a single Proxy Statement to multiple stockholders sharing an address. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, please notify your broker. If you would like to receive a separate copy of this Proxy Statement from us directly, please contact us by writing or telephone as follows:

     Golden Enterprises, Inc.
     One Golden Flake Drive
     Birmingham, Alabama 35205
     Attention:  Patty Townsend, Chief Financial Officer
     Telephone:  (205) 323-6161

                                 OTHER BUSINESS

     It is not anticipated that there will be presented to the meeting any business other than the matters set forth herein and management was not aware, a reasonable time before this solicitation of proxies, of any other matter which may properly be presented for action at the meeting. If any other business should come before the meeting, the persons named on the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

                                   By Order of the Board of Directors


                                   Mark W. McCutcheon
                                   Chairman

                                   SCHEDULE 1

                  Amended and Restated Audit Committee Charter

                              Amended and Restated
            Charter of the Audit Committee of the Board of Directors
                          of Golden Enterprises, Inc.


I.     Audit Committee Purpose.

               The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities in the following areas:

               1. Monitoring the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance including the performance of the Company's internal audit function.

               2. Monitoring the independence, qualification and performance of the Company's independent auditors.

               3. Providing an avenue of communication among the independent auditors, management and the Board of Directors.

                    The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the Company. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties, and the Company shall provide appropriate funding, as determined by the Audit Committee, for the compensation of such retained persons. The Company shall provide appropriate funding, as determined by the Audit Committee, for the ordinary administrative expenses of the Audit Committee that are necessary or appropriate to carry out its duties.


II.     Audit Committee Composition and Meetings.

                    Audit Committee members shall meet the qualifications, including the independence and experience requirements, of the NASDAQ listing standards and the rules and regulations of the SEC. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have the necessary accounting or related financial management expertise to meet the requirements of a "financial expert" as defined by the SEC.

                    Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated by the Board, the members of the Committee may designate a Chair by majority vote of the Committee membership.

                    The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee, at each meeting, shall meet with management and the independent auditors to discuss any matters that the Committee or each of these groups believe should be discussed. The Committee should communicate with management, the internal auditors and the independent auditors as, the circumstances dictate, to review the Company's financial statements and significant findings based upon the independent auditors quarterly review procedures. In addition, the Committee, at its discretion, shall meet, from time to time, with the independent auditors without the presence of management.

III.     Audit Committee Responsibilities and Duties.

               Review Procedures
               -----------------

               1. Review the adequacy of this Charter at least annually. Submit its recommendations regarding changes to the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

               2. Discuss the Company's annual audited financial statements with management prior to filing or distribution, including significant issues regarding accounting and auditing principles, practices and judgments.

               3. In consultation with the management, the internal auditors and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors and the internal auditors, together with management's responses.

               4. Discuss with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

               5. Discuss disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.


               Independent Auditors
               --------------------

               6. The Audit Committee shall have the sole authority to appoint or replace the independent auditors. The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services. The independent auditors shall report directly to the Committee.

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               7.   The  Company  shall  provide  for  appropriate  funding,  as determined by the Audit Committee, for payment of compensation to the independent auditors for the purpose of rendering or issuing an audit report or performing other audit, review or attest services.

               8. On an annual basis, the Audit Committee should review and discuss with the independent auditors: (a) all significant relationships they have with the Company that could impair the auditors' independence, (b) all critical accounting policies and practices to be used, (c) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and (d) any material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

               9. The Audit Committee shall ensure its receipt from the independent auditors of a formal written statement delineating all relationships between the auditor and the company, consistent with Independence Standards Board Standard 1.

               10. Review the independent auditors' audit plan - discuss scope, staffing, locations, reliance upon management and general audit approach.

               11. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss those matters required to be communicated to audit committees in accordance with AICPA SAS 61 and those matters required to be communicated to audit committees in accordance with SEC rules and regulations.

               12. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

               13. Pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed by the independent auditor, subject to applicable de minimis exceptions for non-audit services.


               Internal Auditors
               -----------------

               14. Review the appointment and replacement of the internal auditor.

               15. Review the significant reports to management prepared by the internal auditor and management's responses.

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

               16. Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit function.


               Legal Compliance
               ----------------

               17. On at least an annual basis, review with the Company's counsel any legal matters that could have a material impact on the Company's financial statements and with management any reports or inquiries received from regulators or governmental agencies.


               Other Audit Committee Responsibilities
               --------------------------------------

               18. Cause to be prepared the report to shareholders that is required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

               19. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

               20. Review and approval or ratification of transactions with related persons.

               21. Perform any other activities consistent with this Charter, the Company's by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

               22. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

IV.     Limitation of Audit Committee's Role.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are
complete  and  accurate     and  are  in  accordance  with  generally  accepted
accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

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